UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 20, 2010
VHGI HOLDINGS, INC.
(Exact name of Company as specified in its charter)
Delaware	000-17520	75-2276137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Main Street, Suite 3100, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)
Company’s telephone number, including area code:	817-820-7080

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 6, 2010 VHGI Holdings, Inc. (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "Original 8-K").  This amendment on Form 8-K/A is being filed solely to correct Item 5.02 of the Original 8-K, which mistakenly reported that Eric Leonetti had been appointed as a new member of the Company’s Board of Directors when in fact he had not been appointed to the Board of Directors.  Except as so specifically amended, the Original 8-K shall not be deemed to have been modified by the filing of this amendment on Form 8-K/A.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 20, 2010, Eric Leonetti will be serving in the capacity of Chief Operating Officer of VHGI Gold, LLC, a wholly owned subsidiary of VHGI Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VHGI HOLDINGS, INC.
(Company)

Date	April 11 , 2011
By:		/s/ Scott A. Haire
Name:		Scott A. Haire
Title:		Chairman of the Board